Goodwill and Intangible Assets, Net (Schedule of Future Amortization Expense) (Details) - USD ($) $ in Millions	Dec. 31, 2020	Dec. 31, 2019
Goodwill and Intangible Assets Disclosure [Abstract]
2021	$ 85
2022	33
2023	24
2024	17
2025	7
After 2025	8
Total expected amortization expense	$ 174	$ 399